UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2024

Cadrenal Therapeutics, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-41596	88-0860746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

822 A1A North, Suite 306

Ponte Vedra, Florida 32082

(Address of principal executive offices and zip code)

(904) 300-0701

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CVKD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2021 Stock Incentive Plan

On July 29, 2024, Cadrenal Therapeutics, Inc. (the “Company”), held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2022 Successor Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) that will be available for awards under the 2022 Plan by 2,000,000 shares to 4,604,550 shares and to amend the “evergreen provision” such that the number of reserved shares of Common Stock available for issuance each year will be 20% of: (i) the shares of Common Stock outstanding at December 31; plus (ii) the shares of Common Stock issuable upon exercise of warrants and pre-funded warrants outstanding at December 31 (the “2022 Plan Amendment Proposal”). A description of the 2022 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on June 11, 2024, in the section entitled “PROPOSAL 5: AMENDMENT TO THE CADRENAL THERAPEUTICS, INC. 2022 SUCCESSOR EQUITY INCENTIVE PLAN,” which is incorporated herein by reference.

The summary of the 2022 Plan included in the Proxy Statement is not intended to be complete and is qualified in its entirety by reference to the full text of the 2022 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 29, 2024, the Company held its 2024 Annual Meeting at which the Company’s stockholders voted on the following six (6) proposals and cast their votes as described below. These matters are described in detail in the Proxy Statement. As of June 6, 2024, the record date of the 2024 Annual Meeting, there were 16,008,469 shares of Common Stock issued and outstanding and entitled to vote at the 2024 Annual Meeting. Present in person or by proxy at the 2024 Annual Meeting were 11,847,608 shares of Common Stock, representing more than thirty-four percent (34%) of the issued and outstanding capital stock entitled to vote at the 2024 Annual Meeting, which constituted a quorum.

The final voting results for each item of business voted upon at the 2024 Annual Meeting, as described in the Proxy Statement, is set forth below.

Proposal 1. Election of Directors.

The following two (2) individuals were elected as Class II directors, to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
John Murphy	9,501,791	204,537	2,141,280
Robert Lisicki	9,361,117	345,211	2,141,280

Proposal 2. Ratification of the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

The stockholders ratified and approved the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,656,697	36,059	154,852	0

Proposal 3. Approval of an amendment to the Certificate of Incorporation to, at the discretion of the Board, effect a reverse stock split.

The stockholders approved an amendment to the Certificate of Incorporation to, at the discretion of the Board, effect a reverse stock split at a ratio of 1-for-2 to 1-for-20, with the ratio within such range to be determined at the discretion of the Board, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,315,128	522,800	9,680	0

Proposal 4. Approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock.

The stockholders approved an amendment to the Certificate of Incorporation to increase the number of shares of Common Stock from 75,000,000 to 125,000,000, at the discretion of the Board, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,830,396	1,007,309	9,903	0

Proposal 5. Approval of an amendment to the 2022 Plan to increase the number of shares of Common Stock available for issuance and to amend the “evergreen provision”.

The stockholders approved an amendment to the 2022 Plan to increase the number of shares of Common Stock that will be available for awards under the 2022 Plan by 2,000,000 shares to 4,604,550 shares and to amend the “evergreen provision” such that the number of reserved shares of Common Stock available for issuance each year will be 20% of: (i) the shares of Common Stock outstanding at December 31; plus (ii) the shares issuable upon exercise of warrants and pre-funded warrants outstanding at December 31, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,217,328	363,062	125,938	2,141,280

Proposal 6. Approval of an adjournment of the 2024 Annual Meeting, if necessary, to permit further solicitation and vote of proxies.

The stockholders approved an adjournment of the 2024 Annual Meeting, if necessary, to permit further solicitation and vote of proxies in the event there were not sufficient votes in favor of Proposals 3, 4 and/or 5, based on the votes listed below. However, such an adjournment was not necessary in light of the approval of Proposals 3, 4 and 5 at the 2024 Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,889,857	777,726	180,025	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

10.1	Amendment to the Cadrenal Therapeutics, Inc. 2022 Successor Equity Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2024	CADRENAL THERAPEUTICS, INC.

	By:	/s/ Quang Pham
	Name:	Quang Pham
	Title:	Chairman and Chief Executive Officer

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